                                               Consulting Services Agreement

This Agreement entered into this 13th day of May, 2011, by and between:

Silicon South Inc., a Nevada, USA Public Corporation Registered extra-provincially in British Columbia, and located at Suite 1500-701 West Georgia Street, Vancouver, British Columbia, Canada. V7Y 1C6

                                                                                                                       (“SILICON”)

AND:

Karel V. Galland, the principal owner, located at #209 - 5589 Byrne Road, Burnaby, British Columbia, Canada. V5J 3J1

                                                                                                                                (“KVG”)

AND:

ECOfluid Systems Inc., a British Columbia Canada corporation, located at #209 - 5589 Byrne Road, Burnaby, British Columbia, Canada. V5J 3JI

                                                                                                                                (“ECO”)

           (KVG and ECO collectively referred to as the “Consultant”)

WHEREAS:

A.

KVG and ECO have agreed to sell, transfer and assign to Silicon certain patent(s) and trademark(s), more particularly described in an agreement dated May 13th, 2011, between KVG, ECO and Silicon (the “Asset Purchase Agreement”).

B.

As a term and condition of the Asset Purchase Agreement, the Consultant has agreed to enter into this consulting services agreement on the following terms and conditions.

1.

DEFINITIONS

1.1

Any capitalized words used in this Agreement shall have the same meaning as defined in the Asset Purchase Agreement.

2.

SERVICES AND PAYMENT

2.1

The Consultant agrees to be available to Silicon, on a basis to be mutually agreed upon between the parties, to:

(a)

advise Silicon’s employees, consultants, and/or any of Silicon’s Licensees, on any matters relating to the use and implementation of the Vendors’ Patent(s), Trademark(s) and Improvements described in the Asset Purchase Agreement;

(b)

attend meetings on mutually agreeable dates and at mutually agreeable times and locations as requested by Silicon; and/or

(c)

carry out additional Wastewater Treatment assignments, as requested by Silicon.

                                        (the forgoing collectively the “Services")

Services shall include telephone time, on-site consulting at the offices of Silicon/ECO, or elsewhere, review of written or drafted documents and data; and/or preparation of written or drafted documents in relation to each individual plant that Silicon may license the use of the Patent, Trademark, Trade Secrets and Improvements.

2.2

In consideration of Services, Silicon shall pay the Consultant a mutually agreed upon sum for work contracted and shall reimburse the Consultant for any and all related expenses and costs at cost plus TWELVE PERCENT (12%) upon presentation to Silicon of copies of original invoices, together with an itemized statement describing the requested reimbursable costs incurred by the Consultant in relation to this Agreement.

2.3

The payment of compensation for such Services shall be made directly to the Consultant at: #209 - 5589 Byrne Road, Burnaby, BC, Canada, V5J 3JI, by way of an initial deposit equal to 50% of the estimated compensation for a project, the remainder within 30 days of receipt by Silicon of an invoice for such Services.  The Consultant agrees to submit an invoice for Services to Silicon no more frequently than one time per month.

2.4

The Consultant shall maintain true and correct records for time spent fulfilling obligations under this Agreement and all transactions related thereto and shall provide Silicon and/or its representative’s copies as Silicon may request.

2.5

The Consultant shall retain all such records for at least twenty-four (24) months after termination of this Agreement.

3.

TERM OF AGREEMENT

3.1

The term of this Agreement shall be for three (3) years, commencing from the Completion Date as described in the Asset Purchase Agreement, unless terminated earlier or extended longer as may be mutually agreed upon by the parties in writing.  Some provisions of this Agreement, including provisions of confidentiality, shall survive termination of the Agreement.

4.

NO CONFLICT OF INTEREST

4.1

Both Silicon and the Consultant acknowledge that no prior or existing relationships exist which would prevent either party from entering into and fulfilling all obligations under this Consulting Agreement.

4.2

The Consultant shall disclose to Silicon and Silicon shall disclose to the Consultant, any Improvement with respect to which the Consultant or Silicon, as the case may be, has discovered or developed.  The Consultant and Silicon shall be free to use all information that is disclosed by one party to the other, without any further obligation by any party to the other party, except as limited by the License Agreement between Silicon and ECO.

4.3

Both the Consultant and Silicon wish to avoid any possibility of conflict arising in the future.  Therefore, if any specific project(s) brought to the attention of either party to the other party poses a potential conflict of interest, that party shall immediately advise the other party and not request or provide Services on those specific projects.  Likewise, if any specific project brought to the attention of one party poses a potential conflict of interest with respect to this Agreement, the other party will either decline the other project or immediately advise the other party of the possibility of a conflict.

5.

CONFIDENTIAL INFORMATION

5.1

Silicon may disclose confidential information to the Consultant, directly or indirectly, with notice by Silicon such information shall be confidential. Accordingly, the Consultant agrees to hold all such confidential information disclosed to the Consultant by Silicon in confidence and neither disclose the same to others nor use the same for any purpose other than as provided herein without the written permission of Silicon.  Upon request, the Consultant will return to Silicon such confidential information supplied to the Consultant by Silicon, including such copies thereof, whether in electronic form or not.

Silicon agrees to hold all confidential information disclosed to it by the Consultant in confidence and neither disclose the same to others nor use the same for any purpose other than as provided herein without the written permission of the Consultant.  Upon request, Silicon will return to the Consultant such confidential information supplied by the Consultant including such copies thereof, whether in electronic form or not.

5.2

The Consultant agrees that all technical and engineering information tests and data of any kind or nature developed by the Consultant in connection with Services under this Agreement shall be the property of Silicon, and subject to the confidentiality provisions set forth herein.

5.3

The duty of confidentiality shall not apply to any information disclosed to the Consultant by Silicon which, through no act or failure to act on the part of the Consultant:

(i)

is or becomes public information,

(ii)

is furnished to the Consultant by a third party without restriction on disclosure,

(iii)

is developed by or for the Consultant outside the scope of this Agreement, or

(iv)

the Consultant has an obligation to disclose under law.

6.

INVENTIONS

6.1

Any invention, discovery and improvement, patentable and unpatentable, that is made, discovered or developed directly in the performance of Services by the Consultant under this Agreement and for which the Consultant is an inventor or co-inventor, as determined under U.S. and/or Canadian patent law, and that is directly and necessarily related to the business of Silicon (the "Inventions"), shall belong to Silicon. ECO shall have the absolute right of use of the same.

6.2

The Consultant shall promptly and fully disclose all Inventions to Silicon and cooperate with Silicon, or with its attorneys, as may be reasonably required in order to obtain patent and copyright protection therefore, including the signing of any proper affidavits, applications and the like.  Furthermore, the Consultant agrees to assign any and all property rights, including all patent rights and all copyrights in materials related to an Invention, domestic and foreign, resulting there from to Silicon.

6.3

Notwithstanding that Silicon shall own all property rights of the Inventions, as described in Article 6 the Consultant shall have the fee-free right to use of the Inventions.

6.4

Excluded Assets as defined in the Asset Purchase Agreement are expressly excluded from this Section 6.

7.

OTHER PROVISIONS

7.1

In performing Services for Silicon pursuant to this Agreement, the Consultant shall be acting in the capacity of an independent contractor to Silicon and not as an employee of Silicon, or any of its subsidiaries or affiliated companies.  Accordingly, although Silicon shall specify the general nature of the work to be performed and the goals to be met, the details of performing such work and meeting such goals shall be determined by the Consultant.

7.2

This Agreement is personal to the Consultant and cannot be assigned.

7.3

Any amendment or modification to this Agreement shall be valid only if in writing and signed by both parties.

7.4

This Agreement will be governed by the laws of the Province of British Columbia, without regard to the place this Agreement is to be performed, or where this Agreement was made.

7.5

Any dispute arising under this Agreement that the parties cannot resolve by good faith discussion and negotiation shall be decided by binding arbitration, conducted according to the provisions of the British Columbia Commercial Arbitration Act.

SIGNED, SEALED AND DELIVERED

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IN THE PRESENCE OF:

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ECOfluid Systems Inc.

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by its authorized signatory

Witness

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Address

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__________________________

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/s/ Karel V. Galland, President

SIGNED, SEALED AND DELIVERD

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IN THE PRESENCE OF:

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________________________________

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_____________________________

Witness

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/s/ Karel V. Galland

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Address

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SIGNED, SEALED AND DELIVERED

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IN THE PRESENCE OF:

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Silicon South, Inc.

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by its authorized signatory

Witness

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_______________________________

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Address

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____________________________

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/s/ Brian L. Hauff, CEO/Director

Occupation